UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2007
FLOWSERVE CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-13179 (Commission File Number)	31-0267900 (IRS Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas (Address of principal executive offices)	75039 (Zip Code)
(972) 443-6500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release Pursuant to Item 2.02
Press Release Pursuant to Item 7.01
Supplemental Historical Financial Information

Item 2.02. Results of Operations and Financial Condition.
     On March 1, 2007, Flowserve Corporation (the “Company”) issued a press release announcing earnings for the fourth quarter and year ending December 31, 2006. The press release is furnished as Exhibit 99.1 to this Form 8-K.
     The information in this Item 2.02 and the Exhibit attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent as shall be expressly set forth by specific reference in such filing.
Item 7.01. Regulation FD Disclosure.
     On March 1, 2007, the Company issued a press release announcing that its Board of Directors had declared a cash dividend. A copy of this press release is furnished as Exhibit 99.2 to this Form 8-K, which is incorporated by reference into this Item 7.01.
     Attached hereto is certain supplemental historical financial information, as previously reported using the last-in, first-out method of accounting for U.S. inventories and as retrospectively adjusted using the first-in, first-out method of accounting for U.S. inventories, furnished as Exhibit 99.3 to this Form 8-K and incorporated by reference into this Item 7.01.
     The information in this Item 7.01 and the Exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
No.	Description
99.1	Press Release issued by the Company on March 1, 2007, furnished pursuant to Item 2.02 of this Form 8-K.
99.2	Press Release issued by the Company on March 1, 2007, furnished pursuant to Item 7.01 of this Form 8-K.
99.3	Supplemental Historical Financial Information, furnished pursuant to Item 7.01 of this Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION

Dated: March 7, 2007	By:	/s/ Ronald F. Shuff

Ronald F. Shuff
Senior Vice President, Secretary and General
Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by the Company on March 1, 2007, furnished pursuant to Item 2.02 of this Form 8-K.
99.2	Press Release issued by the Company on March 1, 2007, furnished pursuant to Item 7.01 of this Form 8-K.
99.3	Supplemental Historical Financial Information, furnished pursuant to Item 7.01 of this Form 8-K.